UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2019

HALCÓN RESOURCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35467	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

1000 Louisiana St., Suite 6600

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(832) 538-0300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HKRS	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Halcón Resources Corporation (the “Company”) and its subsidiaries (collectively, with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).  The Chapter 11 Cases were filed in order to effectuate the Debtors’ previously disclosed Joint Prepackaged Plan of Reorganization (the “Plan”), the material terms of which were disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 5, 2019.

As previously disclosed, on September 24, 2019, the Bankruptcy Court entered an order Docket No. 321 (the “Confirmation Order”) confirming the Plan.  The Debtors expect that the effective date of the Plan (as defined in the Plan, the “Effective Date”) will occur after all conditions precedent to the Plan have been satisfied.  Although the Debtors are targeting occurrence of the Effective Date as soon as reasonably practicable, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

On September 24, 2019, the Bankruptcy Court also entered (i) an order approving and authorizing the Debtors to assume the Amended and Restated Employment Agreement by and between the Company and Jon Wright, the Company’s Executive Vice President and Chief Operating Officer, dated September 3, 2019 (the “Wright Agreement”) and (ii) an order approving and authorizing the Debtors to assume the Amended and Restated Employment Agreement by and between the Company and David S. Elkouri, the Company’s Executive Vice President and Chief Legal Officer, dated September 3, 2019 (the “Elkouri Agreement”).  The effectiveness of the Wright Agreement and the Elkouri Agreement were conditioned on the approval of the Bankruptcy Court.

Pursuant to the terms of the Wright Agreement, Mr. Wright’s term of employment is through September 30, 2019.  Upon the conclusion of the term of the Wright Agreement, the employment of Mr. Wright with the Company will automatically terminate.  The Company and Mr. Wright have agreed that his last day of employment with the Company will be September 30, 2019.  Within five business days of the Bankruptcy Court order, the Company will pay Mr. Wright any earned but unpaid monthly bonuses payable pursuant to the terms of the Wright Agreement.  All stock options and other equity or equity-based incentive awards held by Mr. Wright will be fully vested and immediately exercisable and all restrictions on any restricted stock held by Mr. Wright will be removed as of the date of the Bankruptcy Court order.  The Wright Agreement contains other terms and conditions relating to confidentiality, non-compete, and non-solicit obligations and provides for various termination events.

Pursuant to terms of the Elkouri Agreement, Mr. Elkouri’s term of employment is through the later of (i) December 31, 2019 and (ii) the Effective Date, subject to certain exceptions.  Upon the conclusion of the term of the Elkouri Agreement, the employment of Mr. Elkouri with the Company will automatically terminate.  The Company and Mr. Elkouri have agreed that his last day of employment will be December 31, 2019.  Within five business days of the Bankruptcy Court order, the Company will pay Mr. Elkouri any earned but unpaid monthly bonuses and will pay Mr. Elkouri a monthly fixed bonus during the term of the Elkouri Agreement.  All stock options and other equity or equity-based incentive awards held by Mr. Elkouri will be fully vested and immediately exercisable and all restrictions on any restricted stock held by Mr. Elkouri will be removed as of the date of the Bankruptcy Court order.  The Elkouri Agreement contains other terms and conditions relating to confidentiality, non-compete, and non-solicit obligations and provides for various termination events.

The foregoing descriptions of the Wright Agreement and the Elkouri Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Wright Agreement and the Elkouri Agreement, a copy of each of which is filed as Exhibits 10.1 and 10.2 hereto, respectively.

Forward-Looking Statements:

Certain statements and information included herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to the ability to confirm and consummate the Plan in accordance with the terms thereof and the Restructuring Support Agreement (“RSA”); risks attendant to the bankruptcy process, including the effects thereof on the parties’ business and on the interests of various constituents, the length of time that the parties might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate the Plan, potential adverse effects on the parties’ liquidity or results of operations; increased costs to execute the reorganization contemplated by the RSA and the Plan, effects on market price of the Company’s common stock and on the Company’s ability to access the capital markets; and those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings submitted by the Company to the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated September 3, 2019, by and between Halcón Resources Corporation and Jon Wright.
10.2	Amended and Restated Employment Agreement, dated September 3, 2019, by and between Halcón Resources Corporation and David S. Elkouri.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

Date: September 27 , 2019	By:	/s/ Ragan T. Altizer
Name: Ragan T. Altizer
Title: Chief Financial Officer